                               Fifth Third Funds
                        Supplement dated January 2, 2002
                                     to the
                  Stock and Bond and Money Market Mutual Funds
                           Advisor Shares Prospectus
                             Dated October 29, 2001

The Fee Tables on page 34 are replaced in their entirety and the Expense Examples for the Fifth Third Worldwide Fund and the Fifth Third Strategic Income Fund are replaced as follows:

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                Shareholder Fees and Fund Expenses--Fee Tables
                                Fifth Third          Fifth Third
                              Worldwide Fund*  Strategic Income Fund**
Shareholder Fees
------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases                None                 None
------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends                           None                 None
------------------------------------------------------------------------------
Maximum Deferred Sales Load         None                 None
------------------------------------------------------------------------------
Annual Fund Operating
Expenses
(as a percentage of average
of net assets)
Management fees                    1.00%                1.00%
------------------------------------------------------------------------------
Distribution/Service (12b-1)
fees                               0.50%                0.50%
------------------------------------------------------------------------------
Other expenses/1/                  0.56%                0.56%
------------------------------------------------------------------------------
Total Annual Fund Operating
Expenses                           2.06%                2.06%
------------------------------------------------------------------------------
Fee Waiver and/or Expense
Reimbursement/2/                   0.12%                0.21%
------------------------------------------------------------------------------
Other Expenses                     1.94%                1.85%

---------------------------------------------------------
---------------------------------------------------------
* The Annual Fund Operating Expenses shown for the Worldwide Fund do not include the expenses of the underlying investments which range from 1.00% to 3.95% after fee waivers and expense limitations. Although the Fund anticipates investing in underlying funds within this range, it is possible that fees will be higher or lower than the range provided. The Fund will bear a proportionate share of the applicable expenses of the underlying investments as determined by its asset allocation mix.
** The Annual Fund Operating Expenses shown for the Strategic Income Fund do not include the expenses of the underlying investments which range from 0.64% to 3.50% after fee waivers and expense limitations. Although the Fund anticipates investing in underlying funds within this range, it is possible that fees will be higher or lower than the range provided. The Fund will bear a proportionate share of the applicable expenses of the underlying investments as determined by its asset allocation mix.
/1/Other expenses are based on estimated amounts for the current fiscal year. /2/The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Worldwide Fund to: 1.94% for the Advisor shares and for the Strategic Income Fund to: 1.85% for the Advisor shares. These waivers and/or expense reimbursements will remain in effect until 1/2/03.

Expense Examples

Use the tables below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.


       Fifth Third
       Worldwide        1     3     5      10
       Fund            Year Years Years  Years
      -----------------------------------------

       Advisor Shares  $197 $634  $1,097 $2,380
      -----------------------------------------

       Fifth Third
       Strategic        1     3     5      10
       Income Fund     Year Years Years  Years
      -----------------------------------------

       Advisor Shares  $188 $625  $1,089 $2,373
      -----------------------------------------

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

                               Fifth Third Funds
                        Supplement dated January 2, 2002

                                     to the

                  Stock and Bond and Money Market Mutual Funds
                    Investment A, B, and C Shares Prospectus

                                    and the

                          Stock and Bond Mutual Funds
                        Institutional Shares Prospectus

The following changes in portfolio management are effective as of December 27, 2001:

International Equity Fund and International GDP Fund: The co-portfolio managers of the Funds are John B. Schmitz and David C. Eder.

Pinnacle Fund: The co-portfolio managers of the Fund are Thomas F. Maurath and Steven E. Folker.

For information on these portfolio managers please refer to the biographical information that appears on pp. 89-91 of the A, B, and C Shares prospectus and pp. 73-75 of the Institutional Shares prospectus under the heading Fund Management--Portfolio Managers.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUSES FOR FUTURE REFERENCE.